UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

11490 Westheimer Road, Suite 1000
Houston, Texas 77077
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281)-649-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mickey Cunningham, who has been serving as the company’s Interim CFO since June 30, 2009, stepped down from his role on September 15, 2009.  Mr. Cunningham will be replaced by Mr. Steven Chaloupka who was appointed as the new CFO by the Board of Directors of Platinum Energy Resources, Inc. (the “Company”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 15, 2009, the Board of Directors of Platinum Energy Resources, Inc. (the “Company”) appointed Steven F. Chaloupka (53) as Chief Financial Officer of the Company.  Mr. Chaloupka’s appointment is not subject to any contract with the company.  Mr. Chaloupka will be replacing Mickey Cunningham who has been serving as the company’s Interim CFO since June 30, 2009.

Mr. Chaloupka achieved his Certified Public Accountant designation in Texas in 1982 and has over twenty-five years of progressive business experience in a wide range of management, finance, and operational areas with public and private companies of diverse sizes and industries. He has strong banking, acquisition, negotiation, and integration experience along with a background in management of accounting, finance, and technology functions.

Mr. Chaloupka founded the consulting firm, SFC Business Services, in 2002. SFC provides flexible controller and CFO level services to companies of all sizes along with management and financial consulting in areas such as M&A, integration, restructuring, and buy/sell transactions. Prior to SFC, he was a founding partner of the Houston office of Tatum CFO Partners, LLP. Tatum is a prominent national organization of professional CFO’s. Steve has served as Vice President of Finance for Co-Counsel, Inc., Houston Texas, a multimillion-dollar company engaged in legal staffing services.  Additionally, Mr. Chaloupka has been a consultant with Price Waterhouse and has served as Chief Financial Officer for an environmental engineering company. He was interim President, Chief Financial Officer, and Vice President for Inchcape Environmental, Inc., a U.S. subsidiary of Inchcape, plc, a multibillion-dollar British conglomerate. While at Inchcape, Steve was part of the acquisition team and had responsibility for integrating acquisitions in addition to the financial and operating management functions.

Mr. Chaloupka graduated Magna Cum Laude in accounting from Southwestern University in Georgetown, Texas and successfully completed the Executive Development Program at Cornell University in Ithaca, New York. He has been a member of the AICPA for many years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: September 15, 2009
	By:	/s/ Al Rahmani
Al Rahmani
Interim Chief Executive Officer

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